UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 20, 2021
TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(Exact name of Registrant as specified in its charter)

Colorado	333-212006	84-0464189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. 116th Avenue
Westminster,	Colorado	80234
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 452-6111
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 7.01    Regulation FD Disclosure.

Tri-State Generation and Transmission Association, Inc. (“Tri-State”) filed a modified contract termination payment (“CTP”) tariff with the Federal Energy Regulatory Commission (“FERC”) on September 1, 2021. The CTP tariff sets forth the terms and conditions under which Tri-State’s utility members may terminate their Wholesale Electric Service Contracts and membership in Tri-State. Tri-State’s CTP tariff was accepted by FERC, subject to refund, with an effective date of November 1, 2021. FERC has scheduled a hearing on the CTP tariff for May 2022. The CTP tariff includes requirements for a two-year notice and the payment of a contract termination payment. Tri-State’s CTP filing also included the contract termination payment amount for each utility member assuming a January 1, 2025 withdrawal date.

On December 14, 2021, Tri-State was provided notice by United Power, Inc. (“United Power”) that the distribution cooperative intends to withdraw from membership in Tri-State with a January 1, 2024 withdrawal effective date. United Power asserts in its notice that United Power’s notice to withdrawal is non-binding and that it may revoke such notice at any time prior to January 1, 2024. United Power on the same day filed a request with FERC for FERC to adopt United Power’s self-serving interpretation of the withdrawal procedures that would permit United Power to revoke its notice of withdrawal at any time. On December 17, 2021, Tri-State filed an answer with FERC to United Power’s claim that it may revoke its withdrawal notice explaining such interpretation would be unjust and harmful to Tri-State and its membership and would hinder Tri-State’s long-term system resource planning. In addition, such non-binding nature of a withdrawal notice would only be compounded, and could be catastrophic, if other Tri-State members followed suit. Tri-State further stated in its answer with FERC that United Power’s non-binding notice is defective under the CTP tariff and therefore a nullity.

The contract termination payment for United Power set forth in Tri-State’s CTP filing is $1,626,090,458 assuming a January 1, 2025 withdrawal date. United Power’s non-binding notice specifies a January 1, 2024 withdrawal effective date. United Power comprised 18.0 percent of Tri-State’s utility member revenue and 15.9 percent of Tri-State’s operating revenue in 2020.

On December 14, 2021, Tri-State issued a press statement related to United Power’s notice of intent to withdraw from Tri-State. A copy of the press statement is attached to this report as Exhibit  99.1.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, the information contained in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any of Tri-State’s filings with the Securities and Exchange Commission or any other document except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99.1 - Tri-State Press Statement issued on December 14, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: December 20, 2021	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer